Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into this [•]th day of December, 2017, and amends that certain Amended and Restated Registration Rights Agreement dated as of April 11, 2017 (the “Registration Rights Agreement”) by and among the Company and the Investors (as defined therein) . Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Registration Rights Agreement.

WHEREAS, Investors are the holders of an aggregate of 700,000 shares of Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Redeemable Convertible Preferred Stock”);

WHEREAS, pursuant to the Registration Rights Agreement, Investors have the right to require the Company, upon notice and in compliance with the terms and conditions set forth in the Registration Rights Agreement, to prepare and file with the Securities and Exchange Commission a Registration Statement covering the Registrable Securities, including shares of common stock issuable upon conversion of the Redeemable Convertible Preferred Stock;

WHEREAS, the Company and the Investors have entered into a letter agreement dated [•], 2017 (the “Letter Agreement”), pursuant to which each such Investor has agreed, among other things, subject to certain conditions, (i) to exercise its option to convert its Redeemable Convertible Preferred Stock and (ii) to the redemption of any shares of Redeemable Convertible Preferred Stock that remain unconverted following such optional conversion pursuant to the application of conversion blockers;

WHEREAS, in connection with the Letter Agreement, the Parties desire to amend the definition of “Registrable Securities” in the Registration Rights Agreement; and

WHEREAS, Section 4.6 of the Registration Rights Agreement provides that any provision of the Registration Rights Agreement may be amended or waived by the prior written consent of (i) the Company and (ii) the Requisite Investors and that consent to this waiver of registration rights and related notice provisions by the Requisite Investors will bind all investors party to the Registration Rights Agreement and their Permitted Transferees.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1. Amendment of Registration Rights Agreement.

(a) In ARTICLE II, Section 2.1 of the Registration Rights Agreement, the definition of “Registrable Securities” shall be deleted in its entirety and replaced as follows:

“Registrable Securities” means (i) all shares of Common Stock held as of April 11, 2017; (ii) all shares of Common Stock issuable upon exercise, conversion or exchange of any option, warrant or convertible security outstanding as of April 11, 2017 and not then subject to vesting or forfeiture to the Company (including, for the avoidance of doubt, any Conversion Shares into which the Preferred Stock is convertible from time to time after April 11, 2017 and any additional shares of Common Stock received in lieu of pre-funded warrants and in respect of additional dividend accruals pursuant Section 4(a)(i) and 4(d) of the Letter Agreement dated [•], 2017 by and among the Company and the Investors), (iii) all shares of Common Stock issuable upon the exercise of pre-funded warrants, which warrants were issued to any Holder on or prior to December 31, 2017, (iv) all shares of Common Stock acquired from the Company by Affiliates in the Follow-on Offering, and (v) all shares of Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i), (ii), (iii) or (iv) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (1) such securities shall have been disposed of in accordance with an effective Registration Statement, (2) such securities shall have been Transferred pursuant to Rule 144, (3) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Holder (it being understood that a written opinion of counsel reasonably acceptable to the Company to the effect that such securities may be so offered and sold and that any restrictive legends on the securities may be removed shall be conclusive evidence that this clause (3) has been satisfied), (4) such securities shall have been otherwise transferred and a new certificate for it not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the Holder thereof shall exist under the Securities Act, or (5) such securities shall have ceased to be outstanding. Follow-on Offering shall mean the Company’s offer, issue and sale of certain shares of the Company’s Common Stock through a follow-on public offering with gross proceeds to the Company of at least $40 million consummated or prior to January 2, 2018.

3. Governing Law. This Amendment and all claims arising out of or based upon this Amendment or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

4. Effect of this Amendment. Except as specifically amended as set forth herein, each term and condition of the Registration Rights Agreement shall continue in full force and effect.

5. Reference to and Effect on the Agreement. On or after the date hereof, each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “herein,” or words of like import shall mean and be a reference to the Registration Rights Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Registration Rights Agreement, a reference to the Registration Rights Agreement in any of such to be deemed a reference to the Registration Rights Agreement as amended hereby.

6. Counterparts; Facsimile Signatures. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The exchange of copies hereof, including signature pages hereto, by facsimile, e-mail or other means of electronic transmission shall constitute effective execution and delivery hereof as to the parties and may be used in lieu of the original letter agreement for all purposes and shall be deemed to be original signatures for all purposes.

7. Further Assurances. Each party hereto agrees to cooperate fully with the other parties hereto and to execute and deliver, or cause to be executed and delivered, such further agreements, instruments and documents and to give such further written assurance and take such further acts as may be reasonably requested by any other party hereto to evidence and reflect the transactions contemplated by this Amendment and to carry into effect the intents and purposes of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

Company:	DICERNA PHARMACEUTICALS, INC.

By:
Name: Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Investors:	Bain Capital Life Sciences Fund, L.P.
By: Bain Capital Life Sciences Partners, LP,
its general partner
By: Bain Capital Life Sciences Investors, LLC its general partner

By:
Name:
Title:

Address:
200 Clarendon Street
Boston, MA 02116

BCIP Life Sciences Associates, LP
By: Boylston Coinvestors, LLC
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street
Boston, MA 02116

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Cormorant Private Healthcare Fund I, LP
By: Cormorant Private Healthcare GP, LLC,
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

Cormorant Global Healthcare Master Fund, LP
By: Cormorant Global Healthcare GP, LLC,
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

CRMA SPV, L.P.
By: Cormorant Asset Management, LLC,
its Special Limited Partner

By:
Name:
Title:

Address:
PO Box 309
Ugland House, Grand Cayman
KY1-1104, Cayman Islands

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Domain Partners VIII, L.P.
By: One Palmer Square Associates VIII, LLC
its general partner

By:
Name:
Title: Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

DP VIII Associates, L.P.
By: One Palmer Square Associates VIII, LLC its general partner

By:
Name:
Title:

Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

EcoR1 Capital Fund, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:
Name:

Title: Address:
409 Illinois Street
San Francisco, CA 94158

EcoR1 Capital Fund Qualified, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:
Name:

Title:

Address:
409 Illinois Street
San Francisco, CA 94158

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

RA Capital Healthcare Fund, L.P.
By: RA Capital Management, LLC,
its general partner

By:
Name:
Title:

Address:
20 Park Plaza, Suite 1200
Boston, MA 02116

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Blackwell Partners LLC – Series A

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701

RTW Master Fund, LTD

By:
Name:
Title:

Address:
250 West 55th Street, 16th Floor, Suite A
New York, NY 10019

RTW Innovation Master Fund, LTD

By:
Name:
Title:

Address:
250 West 55th Street, 16th Floor, Suite A
New York, NY 10019

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Skyline Venture Partners V, L.P.
By: Skyline Venture Management V, LLC,
its general partner

By:
Name:
Title:

Address:
525 University Avenue, Suite 1350
Palo Alto, CA 94301

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]